Exhibit 10.49

AGREEMENT

AGREEMENT, dated the 7th day of August, 2020, by and among Xuehui Fu, (“Noteholder”), SolarMax Technology, Inc., a Nevada corporation (“SolarMax”), and Solarmax Renewable Energy Provider, Inc., a California corporation (“SREP,” and, together with Noteholder and SolarMax, the “Parties” and each, individually, a “Party”)

W I T N E S S E T H:

WHEREAS, Noteholder is the holder of a 4% Secured Subordinated Convertible Promissory Note due July 2, 2025 in the principal amount of $500,000, issued jointly and severally by SolarMax and SREP (the “Note”), which was issued pursuant to an agreement (the “Note Agreement”) dated July 2, 2020, by and among the Noteholder, Clean Energy Funding, LP, a California limited partnership, SolarMax and SREP; and

WHEREAS, Noteholder desires to accept a payment of $330,000 (the “Payment”) in full satisfaction of all of SolarMax’ and SREP’s obligations under the Note and the Note Agreement;

WHEREFORE, the parties agree as follows:

1. SolarMax and SREP agree to make the Payment to Noteholder, and Noteholder agrees to accept the Payment, in full satisfaction of all of SolarMax’ and SREP’s obligations to Noteholder pursuant to the Note and the Note Agreement. Contemporaneously with the execution of this Agreement, Noteholder will deliver to SolarMax the Note for cancellation. SolarMax shall make the Payment to Noteholder by cashier’s check within five business days of the later of the date of this Agreement or the receipt by SolarMax of the Note.

2. Noteholder represents and warrants to SolarMax and SREP as follows:

(a) Noteholder has the sole record and beneficial ownership in and to the Note. Noteholder has not assigned, transferred, pledged or granted a security interest in the Note or any interest in the Note to any person and has not made any agreement or understanding with respect to the assignment, transfer or pledge of or grant of a security interest in the Note or any interest in the Note, other than this Agreement.

(b) Noteholder has not engaged or contacted any broker or finder in connection with the transaction contemplated by this Agreement. Noteholder shall hold SolarMax and SREP harmless for any commission and/or fees agreed to be paid by Noteholder to any broker, finder or other person or entity acting or purporting to act in a similar capacity engaged by Noteholder.

(c) Except for the obligations of SolarMax and SREP under the Note, neither SolarMax nor SREP has any obligation of any kind, either direct or contingent and either formal or informal to Noteholder.

3. (a) In consideration for the Payment by SolarMax and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, Noteholder hereby unconditionally and irrevocably releases and discharges SolarMax, SREP, their Affiliates, officers, directors, counsel and employees and their respective heirs, executors, administrators, successors and assigns from any and all actions, causes of action, suits, debts, sums of money, accounts, reckonings, notes, bonds, warrants, bills, specialties, covenants, contracts, controversies, agreements, liabilities, obligations, undertakings, promises, damages, claims and demands whatsoever, in law, admiralty or equity which against them or any of them Noteholder and Noteholders’ heirs, executors and administrators ever had, now have or in the future can, shall or may have, for, upon or by reason or any matter, cause or thing arising from the beginning of the world to the date of this Agreement, except for the SolarMax’ obligations this Agreement.

(b) Noteholder understands and acknowledges that Noteholder has read and understands Section 1542 of the California Civil Code which reads as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

(c) Noteholder, having consulted legal counsel to the extent that Noteholder deems necessary, hereby expressly waives and relinquishes all rights and benefits under Section 1542 and any law or legal principle of similar effect in any jurisdiction with respect to the releases granted herein, including but not limited to the release of unknown and unsuspected claims granted in this Agreement. In furtherance of the foregoing release, to the maximum extent permitted by applicable law, neither SolarMax nor SREP shall have any liability whatsoever in connection with, related to or arising from this Agreement, including (without limitation) special, consequential, exemplary, direct or indirect damages.

4. This Agreement constitutes the entire agreement among the Parties relating to the subject matter hereof, superseding any and all prior or contemporaneous oral and written agreements, understandings and letters of intent. This Agreement may not be modified or amended nor may any right be waived except by a writing which expressly refers to this Agreement, states that it is a modification, amendment or waiver and is signed by all Parties with respect to a modification or amendment or the Party granting the waiver with respect to a waiver. No course of conduct or dealing and no trade custom or usage shall modify any provisions of this Agreement. No failure or delay on the part of any Party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

5. Each Party shall pay all of his or its costs and expenses (including attorney fees) incurred by that Party in connection with this Agreement.

6. All notices provided for in this Agreement shall be in writing signed by the Party giving such notice, and delivered personally or sent by overnight courier, mail or messenger against receipt thereof or sent by registered or certified mail, return receipt requested, or by email or facsimile transmission or similar means of communication. Notices shall be deemed to have been received on the date of delivery or attempted personal delivery if sent by registered or certified mail, by messenger or by an overnight courier services which provides evidence of delivery or attempted delivery, of if sent by telecopier (if a telecopier number is provided) or e-mail, upon the date of delivery. Notices shall be sent to the Parties at their respective addresses set forth on the signature page of this Agreement. Any Party may, by like notice, change the address, person or telecopier number or email to which notice shall be sent.

7. As used in this Agreement:

(a) The term “Affiliate” shall mean a person who controls, is controlled by or is under common control with another person.

(b) The term “person” shall be broadly construed to include any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union or other entity or governmental body

8. This Agreement shall be governed and construed in accordance with the laws of the State of Nevada applicable to agreements executed and to be performed wholly within such State, without regard to any principles of conflicts of law. Each of the Parties hereby (i) irrevocably consents and agrees that any legal or equitable action or proceeding arising under or in connection with this Agreement may be brought in the federal or state courts located in the Clark County in the State of Nevada, (ii) by execution and delivery of this Agreement, irrevocably submits to and accepts the jurisdiction of said courts, (iii) waives any defense that such court is not a convenient forum, and (iv) consent that any service of process may be made (x) in the manner set forth in Section 6 of this Agreement (other than by telecopier or e-mail), or (y) by any other method of service permitted by law. In the event of any litigation arising from this Agreement, the prevailing party shall be entitled to reasonable attorneys fees if such party substantially prevails on all the issues in dispute.

9. THE PARTIES IRREVOCABLY WAIVE THEIR RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING FROM OR RELATING TO THIS AGREEMENT, TO THE MAXIMUM EXTENT PERMITTED BY LAW.  EACH PARTY REPRESENTS AND WARRANTS THAT SUCH PARTY HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

10. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any such term or other provision is invalid, illegal or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

11. The representations and warranties of Noteholder shall survive the consummation of the transaction contemplated by this Agreement.

12. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and together shall constitute one and the same Agreement. Counterparts or signature pages may be delivered via facsimile, electronic mail (including PDF) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. If less than a complete copy of this Agreement is delivered to any Party, such Party is entitled to assume that the delivering Party accepts and agrees to all of the terms and conditions of the pages of this Agreement not delivered to the receiving Party unaltered.

13. This Agreement may not be transferred, assigned, pledged or hypothecated by any party hereto, other than by operation of law. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

[Signature on following page]

IN WITNESS WHEREOF, this Agreement is executed the day and year first above written.

Address, Email and Telecopier	Signature

/s/ Xuehui Fu
Xuehui Fu

3080 12th Street	SOLARMAX TECHNOLOGY, INC.
Riverside, CA 92507

	By:	/s/ David Hsu
	Name:	David Hsu
	Title:	CEO

SOLARMAX RENEWABLE ENERGY PROVIDER, INC.
3080 12th Street
Riverside, CA 92507

	By:	/s/ Stephen P. Brown
	Name:	Stephen P. Brown
	Title:	CFO